Exhibit 99.1

   Actuant Announces Record Results, Increases Fiscal 2005 Guidance

    MILWAUKEE--(BUSINESS WIRE)--Sept. 30, 2004--Actuant Corporation (NYSE:ATU) today announced results for its fourth quarter and fiscal year ended August 31, 2004. Fourth quarter sales increased approximately 27% to $187.8 million compared to $148.2 million in the prior year. Current year results include those from Kwikee Products Company Inc. ("Kwikee") and Dresco B.V. ("Dresco"), which were acquired during fiscal 2004. Excluding the impact of these acquisitions and foreign currency exchange rate changes on translated results, fourth quarter sales increased approximately 11% from the comparable prior year period. Fourth quarter fiscal 2004 net earnings and diluted earnings per share ("EPS") were $18.3 million and $0.75 per diluted share, respectively, compared to fiscal 2003 fourth quarter net earnings and diluted earnings per share of $10.0 million and $0.41 per diluted share, respectively. Fourth quarter fiscal 2004 results include a charge of $7.1 million, net of tax, or $0.29 per diluted share, arising from the tender of the Company's 13% Senior Subordinated Notes (the "13% Notes") and net income from discontinued operations of $10.9 million, or $0.45 per diluted share, due to the release of a reserve for tax and other obligations related to the spin-off of APW Ltd. in fiscal 2000 (the "Spin-off"). Excluding these special items, current year fourth quarter net earnings increased 44% to $0.59 per diluted share (see attached reconciliation of earnings).
    Actuant's sales for the fiscal year ended August 31, 2004 were $726.9 million, approximately 24% higher than the $585.4 million generated in the prior year. Excluding the impact of acquisitions and foreign currency rate changes, fiscal 2004 sales increased approximately 9% from the comparable prior year period. Net earnings for the year ended August 31, 2004 were $34.8 million, or $1.41 per diluted share, compared to $29.0 million, or $1.18 per diluted share, in fiscal 2003. In fiscal 2004, the Company recorded net of tax special charges of $25.1 million, or $1.02 per diluted share, due to the early extinguishment of debt and income from discontinued operations of $10.9 million, net of tax, or $0.44 per diluted share, due to the release of a reserve for tax and other obligations related to the Spin-off. In fiscal 2003, the Company recorded net of tax special charges of $1.3 million, or $0.05 per diluted share, for the early extinguishment of debt and $4.2 million, or $0.18 per diluted share, for litigation matters associated with businesses divested prior to the Spin-off. Excluding these special charges, net earnings and diluted earnings per share for the year ended August 31, 2004 were $49.0 million, or $1.99 per diluted share, over 40% higher than the $34.4 million, or $1.41 per diluted share in the prior year (see attached reconciliation of earnings).
    Commenting on the results, Robert C. Arzbaecher, Chief Executive Officer, stated, "Actuant finished fiscal 2004 strongly, as fourth quarter results exceeded our expectations in terms of sales, earnings, and cash flow. Core sales grew 11% over the prior year and excluding the special items (described above), Actuant increased its year-over-year earnings per share for the 13th consecutive quarter."
    Arzbaecher continued, "Favorable economic conditions and margin expansion across both segments helped drive record fourth quarter earnings. We also benefited from a sequential improvement in automotive margins, as well as earnings contributions from both Kwikee and Dresco. Focus on Actuant's LEAD (Lean Enterprise Across Disciplines) Process, active working capital management, and increased earnings drove another quarter of strong cash flow, reducing net debt to approximately $188 million at year-end. Despite the $65 million spent on acquisitions and $30 million of premiums paid to retire 13% Notes in fiscal 2004, our leverage ratio (debt/EBITDA) at year-end was lower than at the start of the year." (EBITDA is earnings before interest, income taxes, depreciation, amortization and minority interest).
    He concluded, "We are pleased with fiscal 2004 results - core sales growth of 9%, the completion of two accretive bolt-on acquisitions, improving margins and strong cash flow. On a full-year basis and excluding special charges in both years, the $1.99 diluted earnings per share in fiscal 2004 was 41% higher than a year ago, and was the third straight year of EPS growth in excess of 15%. Both Tools & Supplies and Engineered Solutions had excellent years as we saw a recovering North American economy. Looking forward to fiscal 2005, we are optimistic that we will be able to continue to generate earnings growth. Given improved economic conditions, the recent acquisition of Yvel S.A. and lower borrowing costs due to the completion of the 13% Notes tender, we are increasing our previously announced fiscal 2005 guidance. We now expect diluted earnings per share of $2.25-$2.35 in 2005 on sales of $750-$775 million. First quarter sales should be in the $185-$190 million range, and diluted earnings per share should be in the range of $0.53-$0.58 per share."
    Fiscal 2004 fourth quarter Tools & Supplies segment sales were $106.3 million, approximately 15% higher than last year due primarily to the Dresco acquisition and foreign currency rate changes. Excluding Dresco and the impact of foreign currency rate changes, fourth quarter Tools & Supplies segment revenues increased 2% over the prior year. Fourth quarter fiscal 2004 Engineered Solutions segment sales increased approximately 46% to $81.5 million, compared to $55.8 million in the previous year. Excluding the impact of the Kwikee acquisition and foreign currency rate changes, Engineered Solutions sales increased 26%, benefiting from growth in all three of Actuant's main actuation markets - automotive convertible top, heavy duty truck cab-tilt, and recreational vehicles.
    Actuant's fiscal 2004 fourth quarter operating profit increased 27% to $24.3 million, in line with the corresponding increase in sales. The increases in operating profit in fiscal 2004 reflect the benefit of cost reductions implemented over the past year and improved automotive labor efficiencies. These improvements were partially offset by increased corporate expenses.

    Safe Harbor Statement

    Certain of the above comments represent forward-looking statements made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Management cautions that these statements are based on current estimates of future performance and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. Actuant's results are also subject to general economic conditions, variation in demand from customers, the impact of geopolitical activity on the economy, continued market acceptance of the Company's new product introductions, the successful integration of business unit acquisitions and related restructuring, operating margin risk due to competitive pricing and operating efficiencies, supply chain risk, material and labor cost increases, foreign currency fluctuations and interest rate risk. See the Company's registration statements filed with the Securities and Exchange Commission for further information regarding risk factors.

    Actuant, headquartered in Milwaukee, Wisconsin, is a diversified industrial company with operations in more than 20 countries. The Actuant businesses are leading companies in highly engineered position and motion control systems and branded tools. Products are offered under such established brand names as Dresco, Enerpac, Gardner Bender, Kopp, Kwikee, Milwaukee Cylinder, Nielsen Sessions, Power-Packer, Power Gear and Yvel.

    The Company will conduct an investor conference call at 11:00 EDT today to discuss fourth quarter results. For further information on Actuant and its business units, and to listen to today's conference call, visit the Company's website at www.actuant.com.



                          Actuant Corporation
                  Consolidated Statements of Earnings
                (In thousands except per share amounts)



                                    Three Months      Twelve Months
                                       Ended              Ended
                                     August 31,         August 31,
                                 ------------------ ------------------
                                   2004     2003      2004     2003
                                 ------------------ ------------------
                                     (Unaudited)

Net Sales                        $187,764 $148,247  $726,851 $585,393
Cost of Products Sold             127,650   99,457   495,609  395,409
                                 ------------------ ------------------
    Gross Profit                   60,114   48,790   231,242  189,984

Selling, Administrative and
 Engineering Expenses              35,354   29,094   138,682  114,928
Amortization of Intangible Assets     493      521     2,221    2,271
                                 ------------------ ------------------
    Operating Profit               24,267   19,175    90,339   72,785

Net Financing Costs                 2,391    5,148    13,559   21,430
Charge for Early Extinguishment
 of Debt                            9,458        -    36,735    1,974
Litigation Charge associated with
 Divested Businesses                    -        -         -    6,502
Other (Income) Expense, net          (376)  (1,217)    1,220   (2,238)
                                 ------------------ ------------------
Earnings from Continuing
 Operations Before Income Taxes
 and Minority Interest             12,794   15,244    38,825   45,117

Income Tax Expense                  5,305    5,350    14,676   15,924
Minority Interest, net of Income
 Taxes                                116     (123)      259      227
                                 ------------------ ------------------

Earnings from Continuing
 Operations                         7,373   10,017    23,890   28,966

Discontinued Operations, net of
 Income Taxes                      10,933        -    10,933        -
                                 ------------------ ------------------

Net Earnings                      $18,306  $10,017   $34,823  $28,966
                                 ================== ==================


Basic Earnings per Share
  Earnings from Continuing
   Operations                       $0.31    $0.43     $1.01    $1.24
  Discontinued Operations, net of
   Income Taxes                      0.46        -      0.46        -
                                 ------------------ ------------------
    Total                           $0.77    $0.43     $1.47    $1.24
                                 ================== ==================

Diluted Earnings per Share
  Earnings from Continuing
   Operations                       $0.30    $0.41     $0.97    $1.18
  Discontinued Operations, net of
   Income Taxes                      0.45        -      0.44        -
                                 ------------------ ------------------
    Total                           $0.75    $0.41     $1.41    $1.18
                                 ================== ==================

Weighted Average Common Shares
 Outstanding
  Basic                            23,757   23,474    23,660   23,350
  Diluted                          24,515   24,550    24,677   24,464



                          Actuant Corporation
                      Consolidated Balance Sheets
                        (Dollars in thousands)


                                              August 31,   August 31,
                                                 2004         2003
                                             -----------  -----------

ASSETS
Current assets
  Cash and cash equivalents                      $6,033       $4,593
  Accounts receivable, net                       90,433       81,825
  Inventories, net                               87,074       67,640
  Deferred income taxes                          11,126       14,727
  Other current assets                            7,648        3,977
                                             -----------  -----------
    Total Current Assets                        202,314      172,762

Property, plant and equipment, net               47,972       59,197
Goodwill                                        145,387      101,680
Other intangible assets, net                     22,127       19,521
Other long-term assets                            6,336        5,517
                                             -----------  -----------

    Total Assets                               $424,136     $358,677
                                             ===========  ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Short-term borrowings                            $960       $1,224
  Trade accounts payable                         64,165       53,045
  Accrued compensation and benefits              21,401       16,773
  Income taxes payable                              817       15,952
  Current maturities of long-term debt            3,863        8,918
  Other current liabilities                      34,627       40,753
                                             -----------  -----------
    Total Current Liabilities                   125,833      136,665

Long-term debt, less current maturities         189,068      159,692
Deferred income taxes                             8,376        8,841
Pension and postretirement benefit accruals      28,862       26,454
Other long-term liabilities                      40,009       34,534

Minority interest in net equity of
 consolidated affiliates                            211        4,117

Shareholders' equity
  Capital stock                                   4,753        4,702
  Additional paid-in capital                   (518,321)    (522,627)
  Accumulated other comprehensive income
   (loss)                                       (17,600)     (21,823)
  Stock held in trust                              (806)        (636)
  Deferred compensation liability                   806          636
  Retained earnings                             562,945      528,122
                                             -----------  -----------
    Total Shareholders' Equity (Deficit)         31,777      (11,626)
                                             -----------  -----------

Total Liabilities and Shareholders' Equity     $424,136     $358,677
                                             ===========  ===========



                          Actuant Corporation
                 Consolidated Statements of Cash Flows
                            (In thousands)


                              Three Months Ended        Year Ended
                                  August 31,            August 31,
                            --------------------- -------------------
                               2004       2003      2004      2003
                            ----------- --------- --------- ---------
                                  (Unaudited)
Operating Activities
Earnings from
 continuing operations          $7,373   $10,017   $23,890   $28,966
Adjustments to reconcile
 earnings from continuing
 operations to net cash
 provided by operating
 activities of continuing
 operations:
  Depreciation and
   amortization                  4,343     3,926    16,597    15,067
  Amortization of debt discount
   and debt issuance costs         297       367     1,423     1,479
  Write-off of debt discount
   and debt issuance costs in
   conjunction with early
   extinguishment of debt          764         -     5,209       317
  Write-off fair value
   adjustments to long-term
   debt in conjunction with
   early terminations of
   interest rate swaps           1,170         -       754         -
  Provision (benefit) for
   deferred income taxes        (1,298)    3,639       490     4,115
  Loss on disposal of assets       224         4       361        71
  Changes in operating
   assets and liabilities,
   excluding the effects of
   business acquisitions:
    Accounts receivable          7,172     2,432     4,287     1,550
    Inventories                 (3,305)      917    (7,549)    5,645
    Prepaid expenses and
     other assets               (1,356)      709    (2,713)    4,387
    Trade accounts payable       1,014     3,189     3,731    (2,233)
    Accrued interest               592     3,053    (4,050)     (745)
    Income taxes payable         5,721     2,032     1,387     3,380
    Other accrued
     liabilities                 1,843   (12,215)    4,144   (12,580)
                            ----------- --------- --------- ---------
Cash provided by continuing
 operations(a)                  24,554    18,070    47,961    49,419

Investing Activities
Proceeds from sale of property,
 plant and equipment                 -       716    14,601     1,109
Capital expenditures            (2,935)   (2,329)  (10,935)  (12,671)
Cash paid for business
 acquisitions, net of cash
 acquired                            -         -   (65,100)   (9,174)
                            ----------- --------- --------- ---------
Cash used in investing
 activities                     (2,935)   (1,613)  (61,434)  (20,736)

Financing Activities
Partial redemptions of
 13% senior subordinated notes (29,236)        -  (110,133)   (9,425)
Net proceeds from convertible
 senior subordinated note
 offering                            -         -   144,994         -
Extinguishment of former
 senior secured credit
 agreement                           -         -   (30,000)        -
Initial proceeds from
 new senior credit agreement         -         -    30,000         -
Net borrowings (repayments)
 on revolving credit facilities
 and short-term borrowings      12,077    (5,442)    8,136    (2,180)
Principal borrowings on
 term loans                          -         -         -     3,932
Principal payments on term
 loans                          (1,956)  (11,215)  (26,399)  (22,888)
(Payments for) proceeds
 from early termination of
 interest rate swaps            (1,170)        -    (2,186)    1,550
Debt issuance costs               (229)        -    (1,499)        -
Stock option exercises
 and other                         159       524     1,725     1,708
                            ----------- --------- --------- ---------
Cash (used in) provided
 by financing activities       (20,355)  (16,133)   14,638   (27,303)

Effect of exchange rate
 changes on cash                    18      (233)      275       170
                            ----------- --------- --------- ---------
Net increase in cash and
 cash equivalents                1,282        91     1,440     1,550
Cash and cash equivalents -
 beginning of period             4,751     4,502     4,593     3,043
                            ----------- --------- --------- ---------
Cash and cash equivalents -
 end of period                  $6,033    $4,593    $6,033    $4,593
                            =========== ========= ========= =========

(a) Includes the net of tax cash impact of 13% senior subordinated note redemptions of $5.2 million for the three months ended August 31, 2004 and $19.0 million and $1.0 million for the years ended August 31, 2004 and 2003, respectively.



ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
 (US dollars, in thousands)



                                          FISCAL 2003
                         ---------------------------------------------
                            Q1       Q2       Q3       Q4      TOTAL
                         ---------------------------------------------
SALES
  TOOLS & SUPPLIES
   SEGMENT                $92,014  $90,651  $91,386  $92,433 $366,484
  ENGINEERED SOLUTIONS
   SEGMENT                 55,844   51,448   55,803   55,814  218,909
                         ---------------------------------------------
    TOTAL REPORTED SALES $147,858 $142,099 $147,189 $148,247 $585,393
                         =============================================

% SALES GROWTH
  TOOLS & SUPPLIES
   SEGMENT                   43.6%    45.4%    39.0%    37.2%    41.2%
  ENGINEERED SOLUTIONS
   SEGMENT                   13.8%    11.6%     2.8%     3.3%     7.6%
    TOTAL REPORTED SALES     30.7%    31.0%    22.6%    22.1%    26.4%

OPERATING PROFIT
  TOOLS & SUPPLIES
   SEGMENT                $12,818  $12,224  $13,702  $13,417  $52,161
  ENGINEERED SOLUTIONS
   SEGMENT                  6,616    5,760    7,648    7,571   27,595
  CORPORATE / GENERAL      (1,246)  (1,955)  (1,957)  (1,813)  (6,971)
                         ---------------------------------------------
    TOTAL REPORTED
     RESULTS              $18,188  $16,029  $19,393  $19,175  $72,785
                         =============================================

OPERATING PROFIT %
  TOOLS & SUPPLIES
   SEGMENT                   13.9%    13.5%    15.0%    14.5%    14.2%
  ENGINEERED SOLUTIONS
   SEGMENT                   11.8%    11.2%    13.7%    13.6%    12.6%
    TOTAL (INCLUDING
     CORPORATE)              12.3%    11.3%    13.2%    12.9%    12.4%

EBITDA EXCLUDING SPECIAL
 ITEMS
  TOOLS & SUPPLIES
   SEGMENT                $15,126  $14,454  $16,829  $15,746  $62,155
  ENGINEERED SOLUTIONS
   SEGMENT                  7,666    7,501    8,739    8,947   32,853
  CORPORATE / GENERAL      (1,161)  (1,354)  (2,028)    (375)  (4,918)
                         ---------------------------------------------
    EBITDA EXCLUDING
     SPECIAL ITEMS         21,631   20,601   23,540   24,318   90,090
  SPECIAL ITEMS  (1)       (9,274)       -      798        -   (8,476)
                         ---------------------------------------------
    EBITDA  (2)           $12,357  $20,601  $24,338  $24,318  $81,614
                         =============================================

EBITDA %
  TOOLS & SUPPLIES
   SEGMENT                   16.4%    15.9%    18.4%    17.0%    17.0%
  ENGINEERED SOLUTIONS
   SEGMENT                   13.7%    14.6%    15.7%    16.0%    15.0%
    TOTAL EXCLUDING
     SPECIAL ITEMS
     (INCLUDING
     CORPORATE)              14.6%    14.5%    16.0%    16.4%    15.4%



                                          FISCAL 2004
                         ---------------------------------------------
                            Q1       Q2       Q3       Q4      TOTAL
                         ---------------------------------------------
SALES
  TOOLS & SUPPLIES
   SEGMENT                $96,335 $103,554 $109,930 $106,298 $416,117
  ENGINEERED SOLUTIONS
   SEGMENT                 70,249   72,468   86,551   81,466  310,734
                         ---------------------------------------------
    TOTAL REPORTED SALES $166,584 $176,022 $196,481 $187,764 $726,851
                         =============================================

% SALES GROWTH
  TOOLS & SUPPLIES
   SEGMENT                    4.7%    14.2%    20.3%    15.0%    13.5%
  ENGINEERED SOLUTIONS
   SEGMENT                   25.8%    40.9%    55.1%    46.0%    41.9%
    TOTAL REPORTED SALES     12.7%    23.9%    33.5%    26.7%    24.2%

OPERATING PROFIT
  TOOLS & SUPPLIES
   SEGMENT                $14,361  $15,714  $17,546  $17,088  $64,709
  ENGINEERED SOLUTIONS
   SEGMENT                  8,775    7,257   11,415   11,216   38,663
  CORPORATE / GENERAL      (2,414)  (2,799)  (3,783)  (4,037) (13,033)
                         ---------------------------------------------
    TOTAL REPORTED
     RESULTS              $20,722  $20,172  $25,178  $24,267  $90,339
                         =============================================

OPERATING PROFIT %
  TOOLS & SUPPLIES
   SEGMENT                   14.9%    15.2%    16.0%    16.1%    15.6%
  ENGINEERED SOLUTIONS
   SEGMENT                   12.5%    10.0%    13.2%    13.8%    12.4%
    TOTAL (INCLUDING
     CORPORATE)              12.4%    11.5%    12.8%    12.9%    12.4%

EBITDA EXCLUDING SPECIAL
 ITEMS
  TOOLS & SUPPLIES
   SEGMENT                $16,668  $17,511  $19,618  $19,378  $73,175
  ENGINEERED SOLUTIONS
   SEGMENT                  9,921    8,986   12,753   13,285   44,945
  CORPORATE / GENERAL      (2,386)  (2,709)  (3,632)  (3,677) (12,404)
                         ---------------------------------------------
    EBITDA EXCLUDING
     SPECIAL ITEMS         24,203   23,788   28,739   28,986  105,716
  SPECIAL ITEMS  (1)      (15,069)  (2,268)  (9,940)  (9,458) (36,735)
                         ---------------------------------------------
    EBITDA  (2)            $9,134  $21,520  $18,799  $19,528  $68,981
                         =============================================

EBITDA %
  TOOLS & SUPPLIES
   SEGMENT                   17.3%    16.9%    17.8%    18.2%    17.6%
  ENGINEERED SOLUTIONS
   SEGMENT                   14.1%    12.4%    14.7%    16.3%    14.5%
    TOTAL EXCLUDING
     SPECIAL ITEMS
     (INCLUDING
     CORPORATE)              14.5%    13.5%    14.6%    15.4%    14.5%


(1) First quarter 2003 special items include a $2.0 million charge related to the early redemption of debt and a $7.3 million charge related to litigation for business units divested prior to the July 31, 2000 spin-off. Third quarter 2003 special items represents an $0.8 million reversal of a portion of the $7.3 million first quarter charge for the favorable settlement of such litigation. First, third and fourth quarter 2004 special items represents charges related to the early redemption of debt. Second quarter 2004 special items represents the non-cash charge attributable to the write-off of remaining debt issuance costs associated with the senior secured credit facility that was replaced during February 2004.

(2) EBITDA excludes discontinued operations.



ACTUANT CORPORATION
Reconciliation of GAAP measures to non-GAAP measures
 (In thousands, except per share amounts)



                                          FISCAL 2003
                         ---------------------------------------------
                            Q1       Q2       Q3       Q4      TOTAL
                         ---------------------------------------------
NET EARNINGS EXCLUDING
 DISCONTINUED OPERATIONS
AND SPECIAL ITEMS (1)
  NET EARNINGS (GAAP
   MEASURE)                $1,856   $7,116   $9,977  $10,017  $28,966
    DISCONTINUED
     OPERATIONS (NET OF
     TAX)                       -        -        -        -        -
                         ---------------------------------------------
  NET EARNINGS FROM
   CONTINUING OPERATIONS    1,856    7,116    9,977   10,017   28,966
    DEBT EXTINGUISHMENT
     COSTS (NET OF TAX)     1,273        -        -        -    1,273
    LITIGATION MATTERS
     RELATED TO
     BUSINESSES DIVESTED
     PRIOR TO THE
     SPIN-OFF OF APW
     LTD. (NET OF TAX)      4,708        -     (516)       -    4,192
                         ---------------------------------------------
  NET EARNINGS EXCLUDING
   SPECIAL ITEMS (NON-
   GAAP MEASURE)           $7,837   $7,116   $9,461  $10,017  $34,431
                         =============================================


DILUTED EARNINGS PER SHARE
 EXCLUDING DISCONTINUED
OPERATIONS AND SPECIAL
 ITEMS (1)
  NET EARNINGS (GAAP
   MEASURE)                 $0.08    $0.29    $0.41    $0.41    $1.18
    DISCONTINUED
     OPERATIONS (NET OF
     TAX)                       -        -        -        -        -
                         ---------------------------------------------
  NET EARNINGS FROM
   CONTINUING OPERATIONS     0.08     0.29     0.41     0.41     1.18
    DEBT EXTINGUISHMENT
     COSTS (NET OF TAX)      0.05        -        -        -     0.05
    LITIGATION MATTERS
     RELATED TO
     BUSINESSES DIVESTED
     PRIOR TO THE
     SPIN-OFF OF APW
     LTD. (NET OF TAX)       0.19        -    (0.02)       -     0.18
                         ---------------------------------------------
  NET EARNINGS EXCLUDING
   SPECIAL ITEMS (NON-
   GAAP MEASURE)            $0.32    $0.29    $0.39    $0.41    $1.41
                         =============================================


EBITDA EXCLUDING
 DISCONTINUED OPERATIONS
AND SPECIAL ITEMS  (2)
  NET EARNINGS (GAAP
   MEASURE)                $1,856   $7,116   $9,977  $10,017  $28,966
    DISCONTINUED
     OPERATIONS (NET OF
     TAX)                       -        -        -        -        -
                         ---------------------------------------------
  NET EARNINGS FROM
   CONTINUING OPERATIONS    1,856    7,116    9,977   10,017   28,966
    NET FINANCING COSTS     5,662    5,443    5,177    5,148   21,430
    INCOME TAX EXPENSE      1,067    4,025    5,482    5,350   15,924
    DEPRECIATION &
     AMORTIZATION           3,689    3,820    3,632    3,926   15,067
    MINORITY INTEREST          83      197       70     (123)     227
                         ---------------------------------------------
  EBITDA (NON-GAAP
   MEASURE)                12,357   20,601   24,338   24,318   81,614
    SPECIAL ITEMS  (3)      9,274        -     (798)       -    8,476
                         ---------------------------------------------
  EBITDA EXCLUDING
   SPECIAL ITEMS (NON-
   GAAP MEASURE)          $21,631  $20,601  $23,540  $24,318  $90,090
                         =============================================



                                          FISCAL 2004
                         ---------------------------------------------
                            Q1       Q2       Q3       Q4      TOTAL
                         ---------------------------------------------
NET EARNINGS EXCLUDING
 DISCONTINUED OPERATIONS
AND SPECIAL ITEMS (1)
  NET EARNINGS (GAAP
   MEASURE)                  $293   $8,758   $7,466  $18,306  $34,823
    DISCONTINUED
     OPERATIONS (NET OF
     TAX)                       -        -        -  (10,933) (10,933)
                         ---------------------------------------------
  NET EARNINGS FROM
   CONTINUING OPERATIONS      293    8,758    7,466    7,373   23,890
    DEBT EXTINGUISHMENT
     COSTS (NET OF TAX)     9,795    1,479    6,791    7,084   25,149
    LITIGATION MATTERS
     RELATED TO
     BUSINESSES DIVESTED
     PRIOR TO THE
     SPIN-OFF OF APW
     LTD. (NET OF TAX)          -        -        -        -        -
                         ---------------------------------------------
  NET EARNINGS EXCLUDING
   SPECIAL ITEMS (NON-
   GAAP MEASURE)          $10,088  $10,237  $14,257  $14,457  $49,039
                         =============================================


DILUTED EARNINGS PER
 SHARE EXCLUDING
 DISCONTINUED
OPERATIONS AND SPECIAL
 ITEMS (1)
  NET EARNINGS (GAAP
   MEASURE)                 $0.01    $0.35    $0.30    $0.75    $1.41
    DISCONTINUED
     OPERATIONS (NET OF
     TAX)                       -        -        -    (0.45)   (0.44)
                         ---------------------------------------------
  NET EARNINGS FROM
   CONTINUING OPERATIONS     0.01     0.35     0.30     0.30     0.97
    DEBT EXTINGUISHMENT
     COSTS (NET OF TAX)      0.40     0.06     0.28     0.29     1.02
    LITIGATION MATTERS
     RELATED TO
     BUSINESSES DIVESTED
     PRIOR TO THE
     SPIN-OFF OF APW
     LTD. (NET OF TAX)          -        -        -        -        -
                         ---------------------------------------------
  NET EARNINGS EXCLUDING
   SPECIAL ITEMS (NON-
   GAAP MEASURE)            $0.41    $0.41    $0.58    $0.59    $1.99
                         =============================================


EBITDA EXCLUDING
 DISCONTINUED OPERATIONS
AND SPECIAL ITEMS  (2)
  NET EARNINGS (GAAP
   MEASURE)                  $293   $8,758   $7,466  $18,306  $34,823
    DISCONTINUED
     OPERATIONS (NET OF
     TAX)                       -        -        -  (10,933) (10,933)
                         ---------------------------------------------
  NET EARNINGS FROM
   CONTINUING OPERATIONS      293    8,758    7,466    7,373   23,890
    NET FINANCING COSTS     4,391    3,877    2,900    2,391   13,559
    INCOME TAX EXPENSE        283    4,660    4,428    5,305   14,676
    DEPRECIATION &
     AMORTIZATION           3,934    4,254    4,066    4,343   16,597
    MINORITY INTEREST         233      (29)     (61)     116      259
                         ---------------------------------------------
  EBITDA (NON-GAAP
   MEASURE)                 9,134   21,520   18,799   19,528   68,981
    SPECIAL ITEMS  (3)     15,069    2,268    9,940    9,458   36,735
                         ---------------------------------------------
  EBITDA EXCLUDING
   SPECIAL ITEMS (NON-
   GAAP MEASURE)          $24,203  $23,788  $28,739  $28,986 $105,716
                         =============================================


(1) Net earnings and diluted earnings per share excluding discontinued operations and special items represent net earnings and diluted earnings per share per the Consolidated Statement of Earnings net of charges or credits for items that are not representative of the normal recurring operations of the current portfolio of Actuant companies. These items include results from discontinued operations, expenses recorded to extinguish debt entered into at the time of the spin-off and litigation charges related to matters associated with businesses divested prior to the spin-off. These measures should not be considered as an alternative to net earnings or diluted earnings per share as an indicator of the company's operating performance. However, this presentation is important to investors for understanding the operating results of the current portfolio of Actuant companies.

(2) EBITDA represents net earnings before net financing costs, income tax expense, depreciation & amortization and minority interest. EBITDA excluding discontinued operations and special items is net of charges or credits that are not representative of the normal recurring operations of the current portfolio of Actuant companies. These special items include results from discontinued operations, expenses recorded to extinguish debt entered into at the time of the spin-off and litigation charges related to matters associated with businesses divested prior to the spin-off. EBITDA is not a calculation based upon generally accepted accounting principles (GAAP). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating profit as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Actuant has presented EBITDA because it regularly reviews this as a measure of the company's ability to incur and service debt. In addition, EBITDA is used by many of our investors and lenders, and is presented as a convenience to them. However, the EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) First quarter 2003 special items include a $2.0 million charge related to the early redemption of debt and a $7.3 million charge related to litigation for business units divested prior to the July 31, 2000 spin-off. Third quarter 2003 special items represents an $0.8 million reversal of a portion of the $7.3 million first quarter charge for the favorable settlement of such litigation. First, third and fourth quarter 2004 special items represents charges related to the early redemption of debt. Second quarter 2004 special items represents the non-cash charge attributable to the write-off of remaining debt issuance costs associated with the senior secured credit facility that was replaced during February 2004.


    CONTACT: Actuant Corporation
             Andrew Lampereur, 414-352-4160